ACXIOM CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

                                                June 30,      March 31,
                                                  1995          1995
                                                --------      ---------
                     Assets
                     ------
     Current assets:
        Cash and short-term cash investments  $  1,741,000    3,149,000
        Trade accounts receivable, net          39,298,000   37,764,000
        Other current assets                     2,774,000    2,604,000
                                               -----------  -----------
          Total current assets                  43,813,000   43,517,000
                                               -----------  -----------
     Property and equipment                    139,680,000  123,321,000
        Less - Accumulated depreciation and
          amortization                          63,144,000   55,902,000
                                               -----------  -----------
          Property and equipment, net           76,536,000   67,419,000
                                               -----------  -----------
     Software, net of accumulated                9,855,000    9,693,000
       amortization
     Excess of cost over fair value
       of net assets acquired                    9,429,000    9,638,000

     Other assets                               20,635,000   17,903,000
                                               -----------  -----------
                                              $160,268,000  148,170,000
                                               ===========  ===========
      Liabilities and Stockholders' Equity
      -------------------------------------
     Current liabilities:
        Short-term borrowings                      100,000       ---
        Current installments of long-term        3,523,000    3,564,000
          debt
        Trade accounts payable                   8,058,000    8,342,000
        Accrued interest                           174,000      522,000
        Accrued payroll and related expenses     4,869,000    5,280,000
        Other accrued expenses                   6,597,000    7,055,000
        Advances from customers                    185,000      162,000
        Income taxes                             1,645,000       39,000
                                               ----------   -----------
          Total current liabilities             25,151,000   24,964,000
                                               -----------  -----------

     Long-term debt, excluding current          21,187,000   18,219,000
       installments

     Deferred income taxes                       7,164,000    7,138,000

     Deferred revenue                            1,700,000      672,000


     Stockholders' equity:
        Preferred stock                            ---           ---
        Common stock                             2,410,000    2,308,000
        Additional paid-in capital              51,386,000   46,493,000
        Retained earnings                       53,848,000   50,776,000
        Foreign currency translation
          adjustment                              (171,000)       7,000
        Treasury stock, at cost                 (2,407,000)  (2,407,000)
                                               -----------  -----------
        Total stockholders' equity             105,066,000   97,177,000
     Commitments and contingencies             -----------  -----------
                                              $160,268,000  148,170,000
                                               ===========  ===========

                      ACXIOM CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF EARNINGS
                                  (Unaudited)


                                             For the Three Months Ended
                                              -------------------------
                                                      June 30,
                                              -------------------------
                                                  1995          1994
                                               ----------    ----------


     Revenue                                 $ 59,182,000    46,881,000

     Operating costs and expenses:

        Salaries and benefits                  22,785,000    14,821,000
        Computer, communications and
          other equipment                       8,121,000     6,916,000

        Data costs                             15,500,000    16,505,000
        Other operating costs and expenses      7,259,000     4,927,000
                                              -----------   -----------
          Total operating costs and expenses   53,665,000    43,169,000
                                              -----------    ----------
     Income from operations                     5,517,000     3,712,000
                                              -----------    ----------

     Other income (expense):
        Interest expense                         (392,000)     (672,000)
        Other, net                                (67,000)     (556,000)
                                              -----------    ----------
                                                 (459,000)   (1,228,000)
                                              -----------    ----------

     Earnings before income taxes               5,058,000     2,484,000

     Income taxes                               1,922,000       968,000
                                              -----------    ----------
     Net earnings                             $ 3,136,000     1,516,000
                                              ===========    ==========
     Earnings per share                       $       .12           .07
                                              ===========    ==========
     Weighted average shares outstanding       25,822,000    21,950,000
                                              ===========    ==========

                      ACXIOM CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)


                                                For the Three Months
                                                        Ended
                                              -------------------------
                                                      June 30,
                                              -------------------------
                                                  1995          1994
                                                --------      --------

     Cash flows from operating activities:
        Net earnings                         $ 3,136,000      1,516,000
        Non-cash operating activities:
          Depreciation and amortization        5,065,000      4,940,000
          Loss on disposal of assets              ---           509,000
          Equity in operations of joint
            venture                               ---            43,000
          Other, net                             153,000        187,000
          Changes in assets and liabilities:
              Accounts receivable                167,000)     4,963,000)
              Other assets                    (1,202,000)     1,107,000
              Accounts payable and other        (455,000)     3,663,000
                liabilities                    ---------     ----------

              Net cash provided by operating
                activities                      6,530,000     7,002,000
                                               ----------    ----------

     Cash flows from investing activities:
        Sale of assets                            131,000     4,547,000
        Cash acquired in acquisition            1,624,000        ---
        Development of software                  (250,000)     (335,000)
        Capital expenditures                  (10,481,000)   (4,168,000)
        Net cash used by investing             ----------    ----------
           activities                         ( 8,976,000)       44,000
                                               ----------    ----------
     Cash flows from financing activities:
        Proceeds from debt                      4,199,000        ---
        Payments of debt                       (2,295,000)   (7,049,000)
        Sale of common stock                      636,000       357,000
        Cash dividends paid by acquired
          company prior to merger                (468,000)       ---
        Acquisition and retirement of common
          stock by acquired company prior to
          merger                               (1,010,000)       ---
                                               ----------    ----------
          Net cash provided (used) by
            financing activities                1,062,000    (6,692,000)
                                               ----------    ----------
          Effect of exchange rate changes on      (24,000)       ---
            cash
                                               ----------    ----------

          Net increase in cash and
            short-term cash investments        (1,408,000)      354,000

     Cash and short-term cash investments
        at beginning of period                  3,149,000       475,000
                                               ----------    ----------
     Cash and short-term cash investments
        at end of period                      $ 1,741,000       829,000
                                               ==========    ==========

     Supplemental cash flow information:
        Cash paid during the period for:
            Interest                          $   740,000     1,072,000
            Income taxes                          316,000       155,000
                                               ==========    ==========